Exhibit 10.1

LOMOND THERAPEUTICS HOLDINGS, INC.

AMENDMENT NO. 2

TO

SUBSCRIPTION AGREEMENTS

This Amendment No. 2 (the “Amendment No. 2”) to those certain Subscription Agreements, dated on or about November 1, 2024 and January 24, 2025 (each a “Subscription Agreement” and collectively, the “Subscription Agreements”), is made and entered into effective as of March 24, 2025 (the ”Effective Date”) by and among Lomond Therapeutics Holdings, Inc., a Delaware corporation (the ”Company”), and the Purchasers that hold at least a majority of the outstanding Shares and Other Shares, including at least a majority of the outstanding Shares and Other Shares held by the New Investors (the “Requisite Holders”). Capitalized terms used in this Amendment No. 2 that are not otherwise defined herein shall have the respective meanings assigned to them in the Subscription Agreements.

RECITALS

WHEREAS, the Company previously authorized the sale and issuance of the Company’s Common Stock pursuant to the terms of the Subscription Agreements;

WHEREAS, the Company and the Requisite Holders now desire to amend the terms of the Subscription Agreements as set forth below;

WHEREAS, pursuant to Section 9(b) of the Subscription Agreements, any term of the Subscription Agreements may be amended, modified or waived only with the written consent of the Company and the Requisite Holders, and such amendment, modification or waiver shall be binding upon the Company and its successors and assigns, and each Purchaser and its successors and assigns; and

WHEREAS, the undersigned Purchasers constitute the Requisite Holders.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Recital B of the Subscription Agreements. The first sentence of Recital B of each Subscription Agreement is hereby amended and restated in its entirety as follows:

“B. The Company may also sell an additional 3,500,000 shares of Common Stock at the Per Share Purchase Price for an aggregate Purchase Price of $14,000,000 to cover over-subscriptions (the “Over-Subscription Option”), in the event the Offering is oversubscribed.”

2. Amendment to Section 1(b)(ii) of the Subscription Agreements. The first paragraph of Section 1(b)(ii) of each Subscription Agreement is hereby amended and restated in its entirety as follows:

“(ii) Subsequent Closings. At any time prior to March 31, 2025, subject to the satisfaction (or waiver as provided herein) of the conditions set forth in Section 5 and Section 6 of this Agreement (other than those conditions that by their nature will be satisfied at the Closing, but subject to the satisfaction (or waiver as provided herein) of such conditions) (each a “Subsequent Closing” and collectively the “Subsequent Closings” and the date that a Subsequent Closing occurs, a “Subsequent Closing Date”), the Company may sell additional shares of Common Stock, at the Per Share Purchase Price (collectively, the “Subsequent Closing Shares”) to such persons as may be approved by the Company and who are reasonably acceptable to the Placement Agents, including the Purchaser. Any Subsequent Closing Shares issued and sold to the Purchaser pursuant to this Section 1(b)(ii) shall be deemed to be “Shares” for all purposes under this Agreement.”

3. Governing Law. This Amendment No. 2 shall be governed in all respects by the internal laws of the State of New York, without regard to principles of conflicts of law provisions of the State of New York or any other state.

4. Subscription Agreements. Wherever necessary, all other terms of the Subscription Agreements are hereby amended to be consistent with the terms of this Amendment No. 2. Except as specifically set forth herein, the Subscription Agreements shall remain in full force and effect.

5. Counterparts; Facsimile. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile will be accepted and considered duly executed.

[Signature Pages Follow]

The parties have caused this Amendment No. 2 to Subscription Agreements to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

COMPANY:

Lomond Therapeutics Holdings, Inc.,
a Delaware corporation

By:
Iain Dukes, Chief Executive Officer

[Signature Page to Amendment No. 2 to Subscription Agreements]

The parties have caused this Amendment No. 2 to Subscription Agreements to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

PURCHASERS (Requisite Holders):

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Subscription Agreements]